Supplement to
the Spartan® Municipal Funds
February 28, 2003
Prospectus

The following information replaces similar information found in the "Dividends and Capital Gain Distributions" section on page 21.

Each fund normally declares dividends daily and pays them monthly. Each fund normally pays capital gain distributions in February and December.

LIM/HIY-03-02 May 1, 2003
1.482103.111